UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 24, 2003

AFC Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-32369	58-2016606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia	30328-5352

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-9500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Signatures
EXHIBIT INDEX
EX-99.1 AFC ENTERPRISES TO RESTATE EARNINGS

Item 5. Other Events and Required FD Disclosure.

      AFC Enterprises, Inc. is filing this Current Report on Form 8-K in order to file with the Securities and Exchange Commission a press release dated March 24, 2003, which is attached to this report as Exhibit as 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 24, 2003.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC ENTERPRISES, INC.

Date:	March 25, 2003	By:	/s/ Gerald J. Wilkins

Gerald J. Wilkins Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated March 24, 2003.